UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06330
Morgan Stanley Limited Duration U.S. Government Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036 (Address of principal executive offices)	(Zip code)
Sara Furber
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: May 31, 2011
Date of reporting period: November 30, 2010
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Limited Duration U.S. Government Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended November 30, 2010

Total Return for the 6 Months Ended November 30, 2010

Morgan Stanley	Barclays Capital
Limited Duration	1-3 Year U.S.	Lipper Short U.S.
U.S. Government	Government	Government
Trust	Bond Index[1]	Funds Index[2]
1.18%	1.15%	1.49%

The Fund’s total return assumes the reinvestment of all distributions. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Market participants revised downwards their projections of economic growth and inflation in Europe and North America, while policy makers in emerging markets continued to adjust monetary policy to recognize economic strength. However, the most recent economic data indicated that a reasonably broad-based recovery is underway. Official U.S. gross domestic product (GDP) growth figures for the third quarter of 2010 were revised upward from 2 percent to 2.5 percent on a seasonally adjusted annual basis. Corporate profits achieved double-digit growth in the third quarter, and have now surpassed the peak that they set prior to the recession. There has also been a recovery in the revenues of some state and local governments. Additionally, conditions in the labor market showed signs of improving. The last set of weekly data published in November indicated that initial jobless claims had fallen by 34,000 from the prior week to 407,000. The four-week moving average dropped to 436,000 – and is now 50,000 lower than it was in late August. Continuing jobless claims have also been declining.

Throughout November, market participants focused on details of the Federal Open Market Committee’s (FOMC) new round of quantitative easing (QE2), which expands its asset purchase program. Between now and June 2011, the Federal Reserve plans to buy an additional $600 billion in Treasury bonds, with the result that total purchases over the next seven months will likely amount to between $850 billion and $900 billion, effectively doubling the Fed’s holdings of Treasuries. The aim of QE2 is to boost the economy by supporting credit markets, with the hope that purchases of Treasury securities in large quantities will keep longer-term interest rates from rising as they did in early 2010.

The housing market remained weak, and foreclosure rates continued to climb. Furthermore, although calls for a nationwide moratorium on foreclosures were rejected, in October several large banks halted repossessions while they internally reviewed allegations of improper loan filings (the “robo-signing” scandal). Banks will therefore have to hold foreclosed homes for longer and the supply of homes for sale will be reduced, as foreclosures represent 30 percent of existing home sales.

With the 30-year fixed mortgage rate reaching a historic low in the fall of 2010, refinancing activity picked up toward the end of the review period, despite tighter underwriting standards. The refinancing market has become a two-tier market divided between those who can take advantage of historically low mortgage rates and those who cannot. Homeowners who took out a loan over the past couple of years generally have better credit and the equity in their homes and are thus better positioned to qualify for refinancing. In contrast, homeowners who took out loans during the height of the housing boom tend to have poorer credit and little to no equity in their homes.

U.S. Treasury rates fell during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 31, 63, 49, and 9 basis points, respectively.

Performance Analysis

The Morgan Stanley Limited Duration U.S. Government Trust outperformed the Barclays Capital 1-3 Year U.S. Government Bond Index (the “Index”) and underperformed the Lipper Short U.S. Government Funds Index for the six months ended November 30, 2010.

The Fund held a small position in agency mortgage-backed securities during the period, a sector not represented in the Index. This position detracted from relative performance during the six-month period.

However, an overweight to the Agency sector, including FDIC-backed bank notes, benefited performance as spreads in the sector tightened during the period.

The Fund’s interest rate swap positions also contributed to performance. Throughout the period, we employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve. The portfolio was positioned to benefit from an anticipated flattening between the two- and five-year segments of the yield curve. Once this flattening occurred in the third quarter, we took profits and unwound the position. However, a similar trade at the end of October that aimed to benefit from a flattening between the three- and seven-year segments of the yield curve had a neutral impact on relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION^ as of 11/30/10
U.S. Government Agencies & Obligations	83.5%
U.S. Government Agencies – Mortgage-Backed Securities	13.9
Short-Term Investments	2.0
Collateralized Mortgage Obligation	0.6

LONG-TERM CREDIT ANALYSIS as of 11/30/10
AAA	100%

^Does not include open long/short futures contracts with an underlying face amount of $99,923,226 with unrealized depreciation of $152,874. Also does not include open swap contracts with net unrealized appreciation of $58,862.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments and long-term credit analysis data are as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests substantially all of its net assets in securities issued by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury securities and Treasury Inflation Protected Securities (“TIPS”), and debt securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program and other similar FDIC programs. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., seeks to maintain an overall duration of the Fund’s portfolio of three years or less.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended November 30, 2010

Symbol	LDTRX
1 Year	1.43%[3]
5 Years	3.78	[3]
10 Years	3.29	[3]
Since Inception (08/13/91)	4.20	[3]
Gross Expense Ratio	0.71%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Expense ratio is as of each Fund’s fiscal year end as outlined in the fund’s current prospectus.

(1)	The Barclays Capital 1-3 Year U.S. Government Bond Index is a sub-index of the Barclays Capital U.S. Government Bond Index and is comprised of Agency and Treasury securities with maturities of one to three years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Short U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Short U.S. Government Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions. There are no sales charges.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 06/01/10 – 11/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			06/01/10–
	06/01/10	11/30/10	11/30/10
Actual (1.18% return)	$1,000.00	$1,011.80	$3.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.56	$3.55

@	Expenses are equal to the Fund’s annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-year period, but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund’s performance, management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Limited Duration U.S. Government Trust
Portfolio of Investments - November 30, 2010 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	U.S. Government Agencies & Obligations (82.8%)
	Commercial Banks – FDIC Guaranteed (2.8%)
$8,000	PNC Funding Corp.	2.30%	06/22/12	$8,231,632

	Diversified Financial Services – FDIC Guaranteed (26.5%)
14,820	Ally Financial, Inc.	2.20	12/19/12	15,286,726
	Bank of America Corp.
3,000		2.375	06/22/12	3,087,030
10,400		3.125	06/15/12	10,817,560
	Citigroup Funding, Inc. (See Note 6)
4,000		2.125	07/12/12	4,106,064
4,100		2.25	12/10/12	4,233,201
	General Electric Capital Corp.
1,550		2.00	09/28/12	1,592,031
1,400		2.125	12/21/12	1,443,663
5,300		2.20	06/08/12	5,436,570
6,470	General Electric Capital Corp. (Series G)	2.625	12/28/12	6,742,536
8,130	Goldman Sachs Group, Inc. (The)	3.25	06/15/12	8,473,200
14,500	JPMorgan Chase & Co.	2.125	12/26/12	14,951,748

				76,170,329

	Finance – Consumer Loans – FDIC Guaranteed (4.0%)
11,300	John Deere Capital Corp.	2.875	06/19/12	11,713,173

	Savings & Loan/Thrifts – Southern U.S. – U.S. Government Guaranteed (4.3%)
12,100	U.S. Central Federal Credit Union	1.90	10/19/12	12,388,150

	Super-Regional Banks – U.S. – FDIC Guaranteed (5.2%)
6,600	Citibank NA (See Note 6)	1.75	12/28/12	6,758,010
7,950	Wells Fargo & Co.	2.125	06/15/12	8,152,844

				14,910,854

	U.S. Government Agencies (25.5%)
2,900	FDIC Structured Sale Guaranteed Notes Ser. A-1 (144A) – FDIC Guaranteed (a)	0.00	10/25/11	2,883,041
5,000	Federal Home Loan Bank	0.875	12/27/13	4,998,740
	Federal Home Loan Mortgage Corp.
2,600		4.125	12/21/12	2,784,649
12,000		4.50	01/15/14	13,334,748
	Federal National Mortgage Association
32,350		1.25	08/20/13	32,730,728
3,000		1.75	08/10/12	3,062,058

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Portfolio of Investments - November 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$10,000		2.50%	05/15/14	$10,483,910
2,875		4.375	09/15/12	3,071,121

				73,348,995

	U.S. Government Obligations (14.5%)
	U.S. Treasury Notes
9,500		1.875	06/30/15	9,739,732
6,100		2.125	05/31/15	6,323,480
8,110		2.25	01/31/15	8,471,787
5,960		2.75	02/15/19	6,103,880
4,700		3.125	04/30/17	5,030,105
2,381		3.625	02/15/20	2,573,154
3,000		4.25	08/15/15	3,400,314

				41,642,452

	Total U.S. Government Agencies & Obligations (Cost $233,212,887)			238,405,585

	U.S. Government Agencies – Mortgage-Backed Securities (13.8%)
	Federal Home Loan Mortgage Corp. (ARM) (0.6%)
1,267		2.629	08/01/35	1,332,137
360		6.05	02/01/37	382,318

				1,714,455

	Federal Home Loan Mortgage Corp. (PC) Gold (1.9%)
4,949		4.50	12/01/24	5,208,093
118		7.50	05/01/35	136,453
58		8.00	08/01/32	67,978
60		8.50	08/01/31	72,157

				5,484,681

	Federal National Mortgage Association (10.0%)
3,247		4.00	06/01/24	3,380,380
8,742		4.50	06/01/24 – 07/01/24	9,223,397
14,698		5.00	12/01/23 – 08/01/40	15,620,629
154		7.50	08/01/37	177,343
274		8.00	04/01/33	323,207
116		8.50	10/01/32	137,840

				28,862,796

	Federal National Mortgage Association (ARM) (0.7%)
1,240		2.554	05/01/35	1,248,803
705		2.604	07/01/35	710,053

				1,958,856

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Portfolio of Investments - November 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Government National Mortgage Association (0.6%)
$833		7.50%		11/15/32	$971,084
598		8.50		07/15/30	724,059

					1,695,143

	Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $39,091,560)				39,715,931

	Collateralized Mortgage Obligation (0.6%)
	Private Issue
1,595	FDIC Structured Sale Guaranteed Notes 2010-S1 1A (144A) (Cost $1,595,460) (a)	0	.805 (b)	02/25/48	1,600,386

	Short-Term Investments (2.0%)
	U.S. Government Obligations (c)(d) (1.6%)
4,645	U.S. Treasury Bills (Cost $4,644,170)	0.101 – 0.136		01/20/11 – 01/27/11	4,644,190

NUMBER OF
SHARES (000)

	Investment Company (0.4%)
1,013	Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class (See Note 6) (Cost $1,012,869)		1,012,869

	Total Short-Term Investments (Cost $5,657,039)		5,657,059

	Total Investments (Cost $279,556,946) (e)(f)	99.2%	285,378,961

	Other Assets in Excess of Liabilities	0.8	2,372,724

	Net Assets	100.0%	$287,751,685

ARM	Adjustable Rate Mortgage. Interest rate in effect as of November 30, 2010.
FDIC	Federal Deposit Insurance Corporation.
PC	Participation Certificate.
(a)	Resale is restricted to qualified institutional investors.
(b)	Floating rate security. Rate shown is the rate in effect at November 30, 2010.
(c)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(d)	A portion of this security has been physically segregated in connection with open futures and swap contracts.
(e)	Securities have been designated as collateral in connection with open futures contracts.
(f)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,971,068 and the aggregate gross unrealized depreciation is $149,053 resulting in net unrealized appreciation of $5,822,015.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Portfolio of Investments - November 30, 2010 (unaudited) continued

Futures Contracts Open at November 30, 2010:

NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	UNREALIZED
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	DEPRECIATION
22	Long	U.S. Treasury Notes 10 Year, March 2011	$2,730,406	$(4,975)
44	Short	U.S. Treasury Bonds 30 Year, March 2011	(5,600,375)	(27,280)
173	Short	U.S. Treasury Notes 5 Year, March 2011	(20,734,320)	(40,933)
323	Short	U.S. Treasury Notes 2 Year, March 2011	(70,858,125)	(79,686)

		Total Unrealized Depreciation		$(152,874)

Interest Rate Swap Contracts Open at November 30, 2010:

	NOTIONAL					UNREALIZED
	AMOUNT	FLOATING RATE	PAY/RECEIVE		TERMINATION	APPRECIATION
SWAP COUNTERPARTY	(000)	INDEX	FLOATING RATE	FIXED RATE	DATE	(DEPRECIATION)
Credit Suisse Group	$26,025	3 Month LIBOR	Receive	0.80%	10/28/13	$140,015
Credit Suisse Group	10,900	3 Month LIBOR	Pay	2.098	10/28/17	(172,438)
Deutsche Bank AG	10,410	3 Month LIBOR	Receive	0.683	11/05/13	91,285

		Net Unrealized Appreciation				$58,862

LIBOR	London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Financial Statements

Statement of Assets and Liabilities
November 30, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $263,771,112)	$269,268,817
Investment in affiliates, at value (cost $15,785,834)	16,110,144
Unrealized appreciation on open swap contracts	231,300
Receivable for:
Investments sold	17,944,637
Interest	1,896,578
Shares of beneficial interest sold	1,171,800
Interest and dividends from affiliates	126,102
Principal paydowns	67,409
Periodic interest on open swap contracts	30,595
Prepaid expenses and other assets	45,451

Total Assets	306,892,833

Liabilities:
Unrealized depreciation on open swap contracts	172,438
Payable for:
Investments purchased	17,949,313
Shares of beneficial interest redeemed	420,469
Variation margin	143,853
Swap contracts termination	91,282
Investment advisory fee	67,603
Distribution fee	63,544
Dividends to shareholders	54,773
Periodic interest on open swap contracts	33,261
Administration fee	20,334
Transfer agent fee	10,694
Accrued expenses and other payables	113,584

Total Liabilities	19,141,148

Net Assets	$287,751,685

Composition of Net Assets:
Paid-in-capital	$362,589,484
Net unrealized appreciation	5,728,003
Dividends in excess of net investment income	(1,332,763)
Accumulated net realized loss	(79,233,039)

Net Assets	$287,751,685

Net Asset Value Per Share 30,629,996 shares outstanding (unlimited shares authorized of $.01 par value)	$9.39

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Financial Statements continued

Statement of Operations
For the six months ended November 30, 2010 (unaudited)

Net Investment Income:
Income
Interest	$2,564,946
Interest and dividends from affiliates	151,168

Total Income	2,716,114

Expenses
Investment advisory fee	387,806
Distribution fee	359,080
Administration fee	114,906
Professional fees	46,198
Transfer agent fees and expenses	33,069
Shareholder reports and notices	17,631
Registration fees	11,906
Custodian fees	5,902
Trustees’ fees and expenses	3,922
Other	24,295

Total Expenses	1,004,715

Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(4,041)

Net Expenses	1,000,674

Net Investment Income	1,715,440

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	1,968,488
Futures contracts	(1,136,415)
Swap contracts	(1,587,786)

Net Realized Loss	(755,713)

Change in Unrealized Appreciation/Depreciation on:
Investments	2,125,802
Investments in affiliates	166,043
Futures contracts	(77,774)
Swap contracts	297,556

Net Change in Unrealized Appreciation/Depreciation	2,511,627

Net Gain	1,755,914

Net Increase	$3,471,354

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	NOVEMBER 30, 2010	MAY 31, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,715,440	$3,171,873
Net realized loss	(755,713)	(1,303,049)
Net change in unrealized appreciation/depreciation	2,511,627	3,045,387

Net Increase	3,471,354	4,914,211

Dividends to shareholders from net investment income	(2,439,131)	(4,424,886)
Net increase (decrease) from transactions in shares of beneficial interest	(3,846,356)	116,250,244

Net Increase (Decrease)	(2,814,133)	116,739,569
Net Assets:
Beginning of period	290,565,818	173,826,249

End of Period (Including dividends in excess of net investment income of $1,332,763 and $609,072, respectively)	$287,751,685	$290,565,818

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Limited Duration U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek current income, preservation of principal and liquidity. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited) continued

than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended May 31, 2010 remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited) continued

to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT NOVEMBER 30, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
U.S. Government Agencies & Obligations	$238,405,585	—	$238,405,585	—
U.S. Government Agencies – Mortgage-Backed Securities	39,715,931	—	39,715,931	—
Collateralized Mortgage Obligation	1,600,386	—	1,600,386	—
Short-Term Investments
U.S. Government Obligations	4,644,190	—	4,644,190	—
Investment Company	1,012,869	$1,012,869	—	—

Total Short-Term Investments	5,657,059	1,012,869	4,644,190	—

Interest Rate Swaps	231,300	—	231,300	—

Total	$285,610,261	$1,012,869	$284,597,392	—

Liabilities:
Futures	$(152,874)	$(152,874)	—	—
Interest Rate Swaps	(172,438)	—	$(172,438)	—

Total	$(325,312)	$(152,874)	$(172,438)	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of November 30, 2010, the Fund did not have any investments transfer between valuation levels.
3. Derivative Financial Instruments
Derivative Financial Instruments (“derivative instruments”) are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited) continued

party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Upon entering into such a contract, the Fund is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited) continued

Transactions in futures contracts for the six months ended November 30, 2010, were as follows:

NUMBER OF
CONTRACTS
Futures, outstanding at beginning of the period	794
Futures opened	2,101
Futures closed	(2,333)

Futures, outstanding at end of the period	562

Swaps  The Fund entered into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited) continued

Transactions in swap contracts for the six months ended November 30, 2010, were as follows:

NOTIONAL
AMOUNT
(000’S)
Swaps, outstanding at beginning of period	$70,682
Swaps opened	51,695
Swaps closed	(75,042)

Swaps, outstanding at end of period	$47,335

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of November 30, 2010.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
	STATEMENT OF ASSETS		STATEMENT OF ASSETS
PRIMARY RISK EXPOSURE	AND LIABILITIES LOCATION	FAIR VALUE	AND LIABILITIES LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	—	Variation margin	$(152,874)†
	Unrealized appreciation on open swap contracts	$231,300	Unrealized depreciation on open swap contracts	(172,438)

		$231,300		$(325,312)

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contracts for the six months ended November 30, 2010.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS

Interest Rate Risk	$(1,136,415)	$(1,587,786)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS

Interest Rate Risk	$(77,774)	$297,556

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.27% to the portion of the daily net assets not exceeding $1 billion and 0.25% to the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited) continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Shareholder Services Plan
Pursuant to a Shareholder Services Plan (the “Plan”), the Fund may pay Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator as compensation for the provision of services to shareholders a service fee up to the rate of 0.25% on an annualized basis of the average daily net assets of the Fund. For the six months ended November 30, 2010, the shareholder servicing fee was accrued at the annual rate of 0.25%.
6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the six months ended November 30, 2010, advisory fees paid were reduced by $4,041 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are included in “interest and dividends from affiliates” in the Statement of Operations and totaled $2,296 for the six months ended November 30, 2010. During the six months ended November 30, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $62,868,231 and $72,742,582, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2010 aggregated $172,279,449 and $180,193,137, respectively.

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker/dealers which are affiliates of the Investment Adviser, Administrator and Distributor for the six months ended November 30, 2010:

		NET REALIZED
PURCHASES	SALES	GAIN	INCOME	VALUE
—	—	—	$148,872	$14,772,965

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited) continued

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At November 30, 2010, the Fund had an accrued pension liability of $59,993, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Morgan Stanley Limited Duration U.S. Government Trust
Notes to Financial Statements - November 30, 2010 (unaudited) continued

8. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR
	NOVEMBER 30, 2010		ENDED
	(unaudited)		MAY 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,605,874	$71,585,047	32,729,859	$306,238,508
Reinvestment of dividends	258,153	2,428,728	466,512	4,362,489

	7,864,027	74,013,775	33,196,371	310,600,997
Redeemed	(8,278,975)	(77,860,131)	(20,777,578)	(194,350,753)

Net increase (decrease)	(414,948)	$(3,846,356)	12,418,793	$116,250,244

9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of May 31, 2010, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), book amortization of premiums on debt securities, capital loss deferrals on straddles and wash sales, mark-to-market of open futures contracts and dividends payable.
10. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements is required for fiscal years and interim periods beginning after December 15, 2010.

Morgan Stanley Limited Duration U.S. Government Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED MAY 31,
	NOVEMBER 30, 2010		2010		2009		2008		2007	2006
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$9.36		$9.33		$9.25		$9.00		$8.99	$9.15

Income from investment operations:
Net investment income	0.06		0.10		0.23		0.36		0.33	0.20
Net realized and unrealized gain (loss)	0.05		0.08		0.13		0.25		0.02	(0.07)

Total income from investment operations	0.11		0.18		0.36		0.61		0.35	0.13

Less dividends from net investment income	(0.08)		(0.15)		(0.28)		(0.36)		(0.34)	(0.29)

Net asset value, end of period	$9.39		$9.36		$9.33		$9.25		$9.00	$8.99

Total Return(1)	1.18	%(4)	2.00%		3.93%		6.87%		3.93%	1.42%
Ratios to Average Net Assets:
Total expenses	0.70	%(2)(5)	0.70	%(2)	0.76	%(2)	0.78	%(2)	0.88%	0.83%
Net investment income	1.19	%(2)(5)	1.21	%(2)	2.72	%(2)	3.88	%(2)	3.66%	2.63%
Rebate from Morgan Stanley affiliate	0.00	%(3)(5)	0.01%		0.03%		0.00	%(3)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$287,752		$290,566		$173,826		$369,342		$355,827	$537,675
Portfolio turnover rate	61	%(4)	150%		237%		27%		64%	133%

(1)	Calculated based on the net asset value as of the last business day of the period.
(2)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(3)	Amount is less than 0.005%.
(4)	Not annualized.
(5)	Annualized.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your credit worthiness and credit history from consumer reporting agencies.

Morgan Stanley Limited Duration U.S. Government Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Limited Duration U.S. Government Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8a.m. and 6p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a

Morgan Stanley Limited Duration U.S. Government Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.	What If an Affiliated Company Becomes a Non-Affiliated Third Party?
If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Limited Duration U.S. Government Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Sara Furber
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
Harborside Financial Center
201 Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2011 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Limited Duration
U.S. Government Trust

Semiannual
Report

November 30, 2010

MSLSAN
IU10-03905P-Y11/10

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Limited Duration U.S. Government Trust

/s/ Sara Furber
Sara Furber
Principal Executive Officer
January 20, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
January 20, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 20, 2011

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